CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Altimo Group Corp. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Yearly Report on Form 10-K for the year ended March 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Marek Tomaszewski

Marek Tomaszewski

Chief Executive Officer

Chief Financial Officer

July 1, 2014